UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 4, 2021

E2open Parent Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39272	86-1874570
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9600 Great Hills Trail, Suite 300E

Austin, TX

(address of principal executive offices)

78759

(zip code)

866-432-6736

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ETWO	New York Stock Exchange
Warrants to purchase one share of Class A Common Stock at an exercise price of $11.50	ETWO WS	New York Stock Exchange

Explanatory Note

On February 10, 2021, E2open Parent Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) to report, among other things, the closing of the Business Combination (as defined in the Original 8-K) between E2open Holdings, LLC and CC Neuberger Principal Holdings I (“CCNB1”) and certain related matters.  This Current Report on Form 8-K/A is being filed solely to amend Item 4.01 of the Original 8-K and file an additional Exhibit as set forth below and does not otherwise modify or update the Original 8-K or the disclosure set forth therein or otherwise reflect events occurring after the date of the filing thereof.  Capitalized terms not defined herein shall have the meanings set forth in the Original 8-K.

Item 4.01. Change in Registrant’s Certifying Accountant.

As previously reported in the Original 8-K, on February 4, 2021, the Audit Committee of the Company Board approved the appointment of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended February 28, 2021. EY served as the independent registered public accounting firm of E2open prior to the Business Combination. Accordingly, as previously reported in the Original 8-K, WithumSmith+Brown, PC (“Withum”), the independent registered public accounting firm of CCNB1, the name of the Company prior to the Business Combination, was informed on February 5, 2021 that it would be replaced by EY as the Company’s independent registered public accounting firm following its completion of the Company’s audit of the year ended December 31, 2020, which consist only of the accounts of the pre-Business Combination special purpose acquisition company, CCNB1. On May 5, 2021, when the Company filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 with the SEC, Withum completed the audit and the Company’s retention of Withum as its independent registered public accounting firm with respect to the audit of its consolidated financial statements ended as of that date.

The report of Withum on CCNB1’s balance sheet as of December 31, 2020 and the statements of operations, changes in shareholders’ equity and cash flows for the period from January 14, 2020 (inception) through December 31, 2020, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the period from January 14, 2020 (inception) through December 31, 2020 and the subsequent interim period through the date of Withum’s dismissal, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) between the Company and Withum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Withum, would have caused it to make reference to the subject matter of the disagreements in its reports on the Company’s financial statements for such periods.

During the period from January 14, 2020 (inception) through December 31, 2020 and the subsequent interim period through the date of Withum’s dismissal, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

During the period from January 14, 2020 (inception) through December 31, 2020 and the subsequent interim period through the date of Withum’s dismissal, CCNB1 and the Company did not consult with EY regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the financial statements of CCNB1 or the Company, and no written report or oral advice was provided that EY concluded was an important factor considered by us in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

The Company has provided Withum with a copy of the foregoing disclosures and has requested that Withum furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company set forth above. A copy of Withum’s letter, dated May 7, 2021, is filed as Exhibit 16.2 to this Current Report on Form 8-K.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description

16.2	Letter of WithumSmith+Brown, PC to the SEC, dated May 7, 2021
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the Requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E2open Parent Holdings, Inc.

Date: May 7, 2021	By:	/s/ Jarett J. Janik
	Name:	Jarett J. Janik
	Title:	Chief Financial Officer

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